EXHIBIT 8.1

Subsidiaries of Fly Leasing Limited
Name of Subsidiary	Jurisdiction of Incorporation
Amber Aircraft Leasing Limited	Ireland
Amethyst Aircraft Leasing Limited	Ireland
Aphrodite Aviation Limited	Ireland
Aquamarine Aircraft Leasing Limited	Ireland
Arden Aviation Australia Pty Limited	Australia
Artemis Aviation Limited	Ireland
B&B Air Acquisition 3151 Leasing Limited	Ireland
B&B Air Acquisition 3237 Leasing Limited	Ireland
B&B Air Acquisition 34953 Leasing Limited	Ireland
B&B Air Acquisition 34956 Leasing Limited	Ireland
B&B Air Acquisition 403 Leasing Limited	Ireland
B&B Air Funding 27974 Leasing Limited	Ireland
B&B Air Funding 27974 Mezzanine Leasing Limited	Bermuda
B&B Air Funding 28042 Mezzanine Leasing Limited	Bermuda
B&B Air Funding 28595 Leasing Limited	Ireland
B&B Air Funding 29052 Leasing Limited	Ireland
B&B Air Funding 29330 Leasing Limited	Ireland
B&B Air Funding 29330 Mezzanine Leasing Limited	Bermuda
B&B Air Funding 30785 Leasing Limited	Ireland
B&B Air Funding 733 Leasing SARL	France
B&B Air Funding 747 Leasing SARL	France
B&B Air Funding 888 Leasing Limited	Ireland
Babcock & Brown Air Acquisition I Limited	Bermuda
Babcock & Brown Air Finance (Cayman) Limited	Cayman Islands
Babcock & Brown Air Finance II (Cayman) Limited	Cayman Islands
Babcock & Brown Air Funding I Limited	Bermuda
Babcock & Brown JET-i Limited	Ireland
Baker & Spice Aviation Limited	Ireland
Balfour Aviation Limited	Ireland
BBAM Aircraft Holdings 139 (Labuan) Ltd.	Malaysia
BBAM Aircraft Holdings 140 (Labuan) Ltd.	Malaysia
Brookdell Limited	Ireland
Caledonian Aviation Holdings Limited	Ireland
Callista Aviation Limited	Ireland
Cardamom Aircraft Leasing Pte. Ltd.	Singapore
Carnelian Aircraft Leasing Limited	Ireland
Central Aviation Australia Pty Limited	Australia
Churchill Aviation Limited	Ireland
Citrine Aircraft Leasing Limited	Ireland
Clementine Aviation Limited	Ireland
Commercial Aviation Solutions Australia Pty Limited	Australia
Coral Aircraft Holdings Limited	Cayman Islands
Coral Aircraft One Limited	Ireland
Coral Aircraft Three Limited	Ireland
Coral Aircraft Two Limited	Ireland
Coronet Aviation Australia Pty Limited	Australia
Drake Aviation Limited	Ireland
Eternity Aviation Limited	Ireland
Fairydell Limited	Ireland
Fly 28071 Leasing SARL	France

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Name of Subsidiary	Jurisdiction of Incorporation
Fly 30144 Leasing SARL	France
Fly 30145 Leasing SARL	France
Fly Acquisition 37774 Leasing Pte. Ltd.	Singapore
Fly Acquisition 37774 Owner Limited	Ireland
Fly Acquisition 39330 Leasing Limited	Ireland
Fly Acquisition II Limited	Bermuda
Fly Aircraft Holdings Eight Limited	Ireland
Fly Aircraft Holdings Eighteen Limited	Ireland
Fly Aircraft Holdings Eleven Limited	Ireland
Fly Aircraft Holdings Fifteen Limited	Ireland
Fly Aircraft Holdings Five Limited	Ireland
Fly Aircraft Holdings Four Limited	Ireland
Fly Aircraft Holdings Fourteen Limited	Ireland
Fly Aircraft Holdings Nine Limited	Ireland
Fly Aircraft Holdings Nineteen Limited	Ireland
Fly Aircraft Holdings One Limited	Ireland
Fly Aircraft Holdings Seven Limited	Ireland
Fly Aircraft Holdings Seventeen Limited	Ireland
Fly Aircraft Holdings Six Limited	Ireland
Fly Aircraft Holdings Sixteen Limited	Ireland
Fly Aircraft Holdings Ten Limited	Ireland
Fly Aircraft Holdings Thirteen Limited	Ireland
Fly Aircraft Holdings Three Limited	Ireland
Fly Aircraft Holdings Twelve Limited	Ireland
Fly Aircraft Holdings Twenty Limited	Ireland
Fly Aircraft Holdings Twenty-Eight Limited	Ireland
Fly Aircraft Holdings Twenty-Five Limited	Ireland
Fly Aircraft Holdings Twenty-Four Limited	Ireland
Fly Aircraft Holdings Twenty-Nine Limited	Ireland
Fly Aircraft Holdings Twenty-One Limited	Ireland
Fly Aircraft Holdings Twenty-Seven Limited	Ireland
Fly Aircraft Holdings Twenty-Six Limited	Ireland
Fly Aircraft Holdings Twenty-Three Limited	Ireland
Fly Aircraft Holdings Twenty-Two Limited	Ireland
Fly Aircraft Holdings Two Limited	Ireland
Fly Funding II SARL	Luxembourg
Fly Peridot Holdings Limited	Cayman Islands
Fly-BBAM Holdings, Ltd	Cayman Islands
GAAM China No. 1 Limited	Ireland
GAHF (Ireland) Limited	Ireland
Garnet Aircraft Leasing Limited	Ireland
Global Aviation Holdings Fund Limited	Cayman Islands
Goa Aviation Limited	Ireland
Grace Aviation Limited	Ireland
Great Wall Aviation Limited	Ireland
Hermes Aviation Limited	Ireland
Hobart Aviation Holdings Limited	Ireland
JET-i 2522 Leasing Limited	Ireland
JET-i 25232 Leasing Limited	Ireland
JET-i 25233 Leasing Limited	Ireland
JET-i 2670 Leasing Limited	Ireland
JET-i 2728 Holdings Limited	Ireland

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Name of Subsidiary	Jurisdiction of Incorporation
JET-i 2728 Leasing SARL	France
JET-i 28042 Leasing Limited	Ireland
JET-i 2849 Leasing Limited	Ireland
JET-i 34293 Leasing Limited	Ireland
JET-i 34295 Leasing Limited	Ireland
JET-i 34898 Leasing Limited	Ireland
JET-i 34899 Leasing Limited	Ireland
JET-i 35089 Leasing Limited	Ireland
JET-i 35211 Leasing Limited	Ireland
JET-i 533 Leasing Limited	Ireland
JET-i 566 Leasing Limited	Ireland
Judbury Investments Pty Limited	Australia
Kimolos Limited	Ireland
Lapis Aircraft Leasing Limited	Ireland
Lemongrass Aircraft Leasing Pte. Ltd.	Singapore
Malachite Aircraft Leasing Limited	Ireland
Marlborough Aviation Limited	Ireland
Montgomery Aviation Limited	Ireland
Mumbai Aviation Limited	Ireland
Nelson Aviation Limited	Ireland
Opal Holdings Australia Pty Limited	Australia
Opal Holdings II Australia Pty Limited	Australia
Opal Holdings Lux SARL	Luxembourg
Padoukios Limited	Ireland
Palma Aviation Limited	Ireland
Panda Aviation Limited	Ireland
Pyrite Aircraft Leasing Limited	Ireland
Quartz Leasing Pty Limited	Australia
Quilldell Limited	Ireland
Richoux Aviation Limited	Ireland
Roosevelt Holdings Limited	Ireland
Rushcutters Aviation Australia Pty Limited	Australia
Sage Aircraft Leasing Pte. Ltd.	Singapore
Sapphire Leasing Pty Limited	Australia
Somerset Aviation Limited	Ireland
Suffolk Aviation Limited	Ireland
Surrey Aviation Limited	Ireland
Sussex Aviation Limited	Ireland
Temple Aviation Holdings Limited	Ireland
The Aviation Solutions Unit Trust	Australia
The Barcom Aviation Unit Trust	Australia
The Cecil Aviation Unit Trust	Australia
The Wellington Aviation Unit Trust	Australia
The Wentworth Aviation Unit Trust	Australia
Topaz Aircraft Leasing Limited	Ireland
Tourmaline Aircraft Leasing Limited	Ireland
Victoria Peak Aviation Limited	Ireland
Wingate Aviation Limited	Ireland
Zircon Aircraft Leasing Limited	Ireland

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